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                                                                   Exhibit 10.32

              AMENDMENT TO NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                          ADOPTED ON SEPTEMBER 15, 1997

         WHEREAS, the Ancor Communications, Incorporated Non-Employee Director Stock Option Plan (the "Plan") provides for the grant of stock options to non-employee directors of the Company; and

         WHEREAS, the Plan currently provides that options to purchase 1,000 shares of the Company's Common Stock, par value $.01 per share, shall be automatically granted to each non-employee director of the Company as of the first business day of each calendar year; and

         WHEREAS, the Plan currently provides that a total of 15,000 shares of the Company's Common Stock, par value $.01 per share, are available for issuable pursuant to options granted under the Plan; and

         WHEREAS, the Board of Directors believes that it is desirable and in the best interest of the Company and its shareholders to amend the Plan to provide that the maximum number of shares of the Company's Common Stock issuable pursuant to options granted under the Plan shall be 300,000 shares; and

         WHEREAS, the Board of Directors believes that it is desirable and in the best interest of the Company and its shareholders to amend the Plan to provide that each non-employee director of the Company shall receive an option to purchase 12,000 shares of Common Stock as of the date such individual is elected to the Board of Directors and that each non-employee director shall receive an option to purchase 6,000 shares of Common Stock as of the first business day of each calendar year.

         NOW, THEREFORE, BE IT RESOLVED that Section 4 of the Plan be amended to change the reference to the number 15,000 to the number 300,000.

         FURTHER RESOLVED, that Section 6(a) of the Plan be amended to change the reference to the number 1,000 to the number 6,000.

         FURTHER RESOLVED, that a new Section 6(aa) be added to the Plan immediately following Section 6(a) of the Plan which shall read in its entirety as follows:

                  (aa) Initial Option Grant. An option to purchase 12,000 shares of Common Stock shall be granted automatically on the day that any eligible director is first elected to the Board of Directors; provided, however, that if such day is not a business day, such grant shall be effective on the first business day following such election. Such grants shall be made only to eligible directors who were not directors of the Company prior to September 12, 1997.
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           SECOND AMENDMENT TO NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
       ADOPTED AT A MEETING OF THE BOARD OF DIRECTORS ON OCTOBER 22, 1997

         WHEREAS, on September 15, 1997, the Board of Directors amended the Company's Non-Employee Director Stock Option Plan (the "Director Plan") to (i) increase the number of shares available thereunder from 15,000 to 300,000, (ii) to provide that each non-employee director of the Company shall receive an option to purchase 12,000 shares of the Company's Common Stock upon initial election to the Board of Directors and (iii) to increase the number of shares subject to the annual option grant from 1,000 shares to 6,000 shares; and

         WHEREAS, Thomas Hunt and Gerald Bestler, each of whom has been members of the Board of Directors since 1993 and 1992, respectively, did not receive the benefit of the amendment to the Director Plan since each was a director at the time of its amendment; and

         WHEREAS, the Board of Directors of the Company believes that it is in the best interests of the Company to adopt a second amendment to the Director Plan to provide for the grant additional options to Mr. Hunt and Mr. Bestler such that each of them will hold options to purchase a total of 12,000 shares as of the date hereof, thus holding options for the same number of shares as newly elected directors.

         NOW, THEREFORE, BE IT RESOLVED that a new Section 6(ab) be added to the Director Plan immediately following Section 6(aa) of the Director Plan which shall read in its entirety as follows:

         (ab) Grants to Existing Eligible Directors. Upon adoption of this amendment to add this Section 6(ab), an option to purchase an additional number of shares of Common Stock shall be granted to each eligible director who was an eligible director prior to September 12, 1997 such that each such director shall hold options to purchase a total of 12,000 shares as of the date of this amendment.